-------------------------------------------------------------------------------
                                 ANNUAL REPORT
-------------------------------------------------------------------------------

     [graphic omitted]
    NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)

-------------------------------------------------------------------------------
                                                                     New England
                                                                High Income Fund

                                                               [graphic omitted]

December 31, 1997

                                                                  FEBRUARY 1998
-------------------------------------------------------------------------------

[Photo of Henry L.P. Schmelzer]

"Even in 1997 . . . investors saw some sharp, short-term drops, whether they were invested in the United States or overseas, in bonds or stocks."

Dear Shareholder:

In 1997, many investors once again had reason to be pleased with the performance of their mutual fund holdings. However, in times such as these, expectations tend to grow along with prices. It pays to remind ourselves that no trend is permanent, and we should keep our goals realistic and long-term needs in focus.

In the third straight year of outstanding returns, the Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index -- two widely followed indicators of the performance of large-company stocks -- gained 24.9% and 33.3% respectively. At the same time, smaller-company stocks, as measured by the Russell 2000 Index, were up 22.4%. Meanwhile, bond investors also were rewarded as declining interest rates and rising prices meant solid gains. The Lehman Long Treasury Index, for example, posted a 15.1% return for the year. Results were less favorable for international investors, especially those exposed to emerging markets or the financial turmoil in Asia.

Gratifying though it has been, the markets' surge of the past few years obscures the historic norm: Downturns and volatility also are regular features of investing. Even in 1997, notwithstanding the impressive overall results, investors saw some sharp, short-term drops, whether they were invested in the United States or overseas, in bonds or stocks. Market fluctuations remind us of some valuable lessons.

First, volatility is inevitable, and should not disrupt long-term programs without sufficient evaluation. Those who sold in response to downturns -- October 1987 is an obvious example -- may have missed out on the subsequent uptrend. Second, sound diversification can reduce risk. A useful exercise is to review your asset allocation regularly with your financial representative. Starting in 1998, you have one more reason to consult with your representative:
Newly expanded retirement options, including the new Roth IRA, could play an important role in your retirement and tax planning for years to come. With this in mind, New England Funds has introduced programs specially designed to help you make the most of the newest retirement vehicles.

[Dalbar Logo]
In addition to offering quality mutual fund choices and tax-advantaged plans, we focus on providing the highest quality customer service. This is why I am pleased to report that we have received DALBAR's Mutual Fund Service Award for "providing the highest tier of service excellence in the mutual fund industry." New England Funds is one of just three mutual fund companies to receive this award for the third consecutive year from DALBAR, an independent evaluator of mutual fund service. We are continuing to work to provide even more effective services. Two examples are: the Personal Access Line(TM) -- our enhanced automated telephone account service (800-346-5984) -- and the account information section of the New England Funds web site (www.mutualfunds.com). Each provides convenient, 24-hour access to current information about your New England Funds accounts.

All of us at New England Funds thank you for your continued support and look forward to serving you in the years ahead.

    Sincerely,

/s/ Henry L.P. Schmelzer

    Henry L.P. Schmelzer
    President

--------------------------------------------------------------------------------
                          New England High Income Fund
--------------------------------------------------------------------------------

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 1997
--------------------------------------------------------------------------------

Putting Performance in Perspective
The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, it they could, they would incure transaction costs and other expenses.

[A chart in the form of a line graph appears here illustrating the growth of a $10,000 investment in Class A Shares of New England High Income Fund compared to the First Boston High Yield Index and the Cost of Living from 6/30/87.
The data points to this chart are as follows:]

Growth of a $10,000 Investment in Class A Shares

                      DECEMBER 1987 THROUGH DECEMBER 1997
     COMPARED TO FIRST BOSTON HIGH YIELD INDEX(4) AND THE COST OF LIVING(5)

                           With              First             Cost
                           Maximum           Boston            of
              NAV          Sales Charge      High Yield**      Living
              -------      ------------      ------------      ------
12/31/87      $10,000      $ 9,550           $10,000           $10,000
    1988      $10,258      $ 9,796           $11,143           $10,442
    1989      $10,598      $10,121           $11,186           $10,928
    1990      $ 9,197      $ 8,783           $10,473           $11,595
    1991      $12,551      $11,986           $15,055           $11,950
    1992      $14,530      $13,876           $17,563           $12,297
    1993      $16,930      $16,168           $20,884           $12,635
    1994      $16,370      $15,633           $20,681           $12,972
    1995      $18,298      $17,475           $24,278           $13,302
    1996      $21,024      $20,078           $27,293           $13,743
    1997      $24,252      $23,160           $30,740           $13,995

**First Boston High Yield Index

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. All index and Fund performance assumes reinvested distributions.

--------------------------------------------------------------------------------
                          New England High Income Fund
--------------------------------------------------------------------------------

                                        Average Annual Total Returns -- 12/31/97
--------------------------------------------------------------------------------
CLASS A (INCEPTION 2/22/84)                1 YEAR     5 YEARS       10 YEARS
Net Asset Value(1)                         15.35%      10.79%          9.26%
With Max. Sales Charge(2)                  10.20        9.76           8.76
First Boston High Yield Index(4)           12.63       11.84          11.88
Lipper High Current Yield Average(6)       12.96       11.36          10.66

CLASS   B (INCEPTION 9/20/93)              1 YEAR     3 YEARS    SINCE INCEPTION
Net Asset Value(1)                         14.39%      13.22%          9.13%
With CDSC(3)                                9.39       12.44           8.78
First Boston High Yield Index(4)           12.63       14.12          10.64
(calculated from 9/30/93)
Lipper High Current Yield Average(6)       12.96       14.17          10.08
(calculated from 9/30/93

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost. The Fund's current subadviser began managing the Fund on July 1, 1996. Results for earlier periods reflect performance under previous advisers and subadvisers.

   Notes to Charts

1 Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.

2 With Maximum Sales Charge assumes reinvestment of all distributions and reflects the maximum sales charge of 4.5% at the time of purchase of Class A shares.

3 With Contingent Deferred Sales Charge (CDSC) performance assumes reinvestment of all distributions and a maximum 5% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero six years after the purchase of shares.

4 First Boston High Yield Index is an unmanaged index of bonds issued by U.S. corporations rated below investment-grade by Standard & Poor's or Moody's Investors Service. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

5 Cost of Living is based on the Consumer Price Index, a widely recognized measure of the cost of goods and services in the United States, calculated by the U.S. Bureau of Labor Statistics.

6 Lipper High Current Yield Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

--------------------------------------------------------------------------------
                          New England High Income Fund
--------------------------------------------------------------------------------
QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGERS

[Photo of Gary L. Goodenough and Madeline Einhorn Glick, Loomis Sayles & Company, L.P.

Questions & Answers with Your Portfolio Managers

Q. Please tell us about New England High Income Fund's 1997 performance.

We are very gratified by the Fund's strong results -- a total return for Class A shares of 15.35% for the 12 months ending December 31, 1997. This return reflects a $0.52 per share gain in net asset value to $9.94 per share and the reinvestment of $0.868 per share in dividend distributions. Total return for the Fund's Class B shares during 1997 was 14.39%. All told, the Fund's 1997 results were markedly better than the 12.96% average return for the 181 High Current Yield funds measured by Lipper Analytical Services, Inc.

Q. How would you describe the investment environment?

The economic background in 1997 was nearly ideal, and particularly so for high-yield bonds. Strong economic growth in the United States set the scene for solid gains in corporate profits; interest rates were lower, reducing financing costs; U.S. equity markets rose; and the dollar strengthened abroad.

The U.S. federal budget deficit has long put upward pressure on long-term interest rates due to the continuous need for massive government borrowings. In 1997, the deficit was reduced drastically, coming into near balance for the first time in decades. And a vigilant Federal Reserve Board left short-term rates untouched, except for a modest increase in March.

Q. Given this environment, what was your strategy during the course of the year?

Even in the best of economic times, the core consideration in managing a high-yield portfolio is picking the right bonds.

We attribute much of the Fund's positive performance in 1997 to our successful bond selection. We relied greatly on Loomis Sayles' proprietary research department, continuing to apply our long-standing strategy of investing in higher-yielding bonds of companies that we believe to have improving credit potential.

The Fund also benefited from selective purchases of zero-to-full coupon bonds. These issues start out as zero coupon bonds (discounted bonds that don't pay interest) and normally begin paying cash interest five years after issuance. The securities are attractive in strong markets because their prices are very responsive to declining interest rates and positive company developments.

With two exceptions, we kept the portfolio's cash position very low throughout the year, which aided performance. In both April and October we felt that the high-yield market was overpriced, prompting us to raise cash to about 10%. These moves proved fortuitous, as interest rates rose both times, allowing us to reinvest the cash at higher yields.

                     CREDIT QUALITY COMPOSITION -- 12/31/97

                            AAA ...............   3.7%
                            BB ................   8.1%
                            B .................  73.1%
                            CCC ...............  12.3%
                            Other .............   2.8%

          Quality is based on rating's provided by Standard & Poor's.
              Portfolio holdings and asset allocations may change.

Q. What were some of the factors that affected performance, either positively or negatively?

More than anything else, the Fund benefited from the nearly ideal economic environment we spoke of earlier. Investors tend to look at high-yield bonds as a hybrid security with both debt and equity characteristics. Therefore prices of high-yield bonds react to corporate business developments in a more pronounced way than do bonds of companies with higher credit ratings. The strong economy in 1997 has clearly delivered benefits to companies of all shapes, sizes and credit ratings.

No year is without its disappointments, however. Our investment in the bonds of Grand Union, a supermarket chain, did not perform as hoped. We took our losses early when the company's operating results came in dramatically below market expectations.

Q. What is your market outlook, and what does it imply for the Fund?

Our outlook for the high-yield markets remains favorable. Conditions that work to the advantage of high-yield bonds -- growth in Gross Domestic Product, low inflation and low interest rates on higher-grade securities -- are all likely to be present in 1998. And while corporate profits may lag 1997's levels, we believe they nevertheless will remain supportive of the high-yield market.

Our fundamental strategy remains in place for 1998, as we seek high-yielding bonds of companies with improving credit fundamentals. We will continue to rely on Loomis Sayles' extensive credit analysis capability and the research-intensive approach that is at the heart of our management style.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
Investments as of December 31, 1997

BONDS AND NOTES--83.3% OF TOTAL NET ASSETS

 FACE
AMOUNT             DESCRIPTION                                                    VALUE (a)
--------------------------------------------------------------------------------------------
                   AUTOMOTIVE--4.9%
$  3,200,000       CSK Auto, Inc., 11.000%, 11/01/06 .........................  $  3,488,000
   1,500,000       Delco Remy International, Inc., 144A, 10.625%, 8/01/06 (e).     1,623,750
                                                                                ------------
                                                                                   5,111,750
                                                                                ------------
                   BROADCASTING--8.1%
   5,500,000       Fox Kids Worldwide, Inc., 0/10.250%, 11/01/07 (d)  ........     3,258,750
   3,000,000       Frontiervision Holdings, LP., 144A, 0/11.875%,
                      9/15/07 (d),(e) ........................................     2,205,000
   1,250,000       FrontierVision Oper. Partners L.P., 11.000%, 10/15/06 .....     1,387,500
   1,500,000       Lenfest Communications Inc., 10.500%, 6/15/06 .............     1,668,750
                                                                                ------------
                                                                                   8,520,000
                                                                                ------------
                   ENTERTAINMENT--2.0%
   2,695,000       AMF Bowling Worldwide, Inc., 0/12.250%, 3/15/06 (d)  ......     2,118,944
                                                                                ------------
                   ENVIRONMENTAL CONTROL--3.2%
   3,500,000       Envirotest Systems Corp., 9.625%, 4/01/03 .................     3,325,000
                                                                                ------------
                   FOOD & BEVERAGES--2.1%
   2,000,000       Sun World International, Inc., 11.250%, 4/15/04 ...........     2,145,000
                                                                                ------------
                   FOOD-RETAILERS/WHOLESALERS--11.6%
   2,250,000       Big V Supermarkets, Inc., 11.000%, 2/15/04 ................     2,362,500
   3,250,000       Flagstar Corp., 10.750%, 9/15/01 (c) ......................     3,419,000
   3,300,000       Fleming Companies, Inc., 10.500%, 12/01/04 ................     3,456,750
   4,750,000       Penn Traffic Co., 9.625%, 4/15/05 .........................     2,945,000
                                                                                ------------
                                                                                  12,183,250
                                                                                ------------
                   FOREIGN ISSUES--14.4%
   1,500,000       Algoma Steel, Inc., 12.375%, 7/15/05 ......................     1,740,000
   3,250,000       Altos Hornos de Mexico S.A., 11.875%, 4/30/04 .............     3,384,062
   2,750,000       Compania De Infraes & Services S.A., 144A, 11.625%,
                     6/01/04 (e)  ............................................     2,777,500
   3,000,000       Grupo Televisa S.A. de CV, 0/13.250%, 5/15/08 (d)  ........     2,246,250
   3,000,000       Kabelmedia Holding GMBL, 0/13.625%, 8/01/06 (d)  ..........     2,190,000
   4,500,000       TFM S.A. de CV, 144A, 0/11.750%, 6/15/09 (d),(e)  .........     2,790,000
                                                                                ------------
                                                                                  15,127,812
                                                                                ------------
                   INDUSTRIALS--14.0%
   4,000,000       Allied Waste Industries, Inc., 144A, 0/11.300%,
                     6/01/07 (d),(e) .........................................     2,825,000
   1,090,000       Continental Global Group, Inc., 11.000%, 4/01/07 ..........     1,160,850
   3,000,000       Falcon Building Products, Inc., 0/10.500%, 6/15/07 (d)  ...     1,987,500
   2,750,000       Motors & Gears, Inc., 10.750%, 11/15/06 ...................     2,915,000
   2,450,000       RBX Corp., 144A, 12.000%, 1/15/03 (e)  ....................     2,511,250
   3,300,000       Stone Container Corp., 12.250%, 4/01/02 ...................     3,341,250
                                                                                ------------
                                                                                  14,740,850
                                                                                ------------

                   METAL--12.0%
  $3,250,000       Euramax International PLC, 11.250%, 10/01/06 ..............     3,518,125
   1,750,000       GS Technologies, Inc., 12.250%, 10/01/05 ..................     1,960,000
   3,000,000       Jorgensen Earle, 10.750%, 3/01/00 .........................     3,090,000
   2,000,000       Weirton Steel Corp., 11.375%, 7/01/04 .....................     2,110,000
   2,000,000       Wheeling Pittsburgh Corp., 144A, 9.250%, 11/15/07 (e)  ....     1,940,000
                                                                                ------------
                                                                                  12,618,125
                                                                                ------------
                   RAILROADS & EQUIPMENT--3.1%
   2,950,000       Johnstown America Industries, 11.750%, 8/15/05 ............     3,230,250
                                                                                ------------
                   RETAIL--3.0%
   3,000,000       Mothers Work, Inc., 12.625%, 8/01/05 ......................     3,195,000
                                                                                ------------
                   TRANSPORTATION--1.8%
   1,750,000       Greyhound Lines, Inc., 11.500%, 4/15/07 ...................     1,925,000
                                                                                ------------
                   UTILITIES--3.1%
   2,993,865       Panda Funding Corp., 11.625%, 8/20/12 .....................     3,293,252
                                                                                ------------
                   Total Bonds and Notes (Identified Cost $82,812,923) .......    87,534,233
                                                                                ------------

COMMON STOCK--0.3%

SHARES
--------------------------------------------------------------------------------------------
     143,000       Abacan Resources Corp. (c) ................................       223,438
       1,750       Ameriking, Inc. (c) .......................................        87,500
          24       Burlington Motor Carriers Inc., (Warrants) (c) ............             0
                                                                                ------------
                   Total Common Stocks (Identified Cost $1,150,036) ..........       310,938
                                                                                ------------

PREFERRED STOCK--10.8%
--------------------------------------------------------------------------------------------
      38,827       Ameriking, Inc. 13.000%, (pay-in-kind) ....................     1,048,329
     116,259       Anvil Holdings, Inc. (pay-in-kind) ........................     2,790,216
          23       Burlington Motor Carriers Inc. (c) ........................             0
      26,911       Cablevision Systems Corp., 11.125%, (pay-in-kind) .........     3,108,220
      10,000       Pantry Pride, Inc. ........................................     1,010,000
      90,000       Petroleum Heat & Power, Inc. ..............................     1,890,000
      15,000       Superior National Insurance Group, Inc., 144A (e) .........     1,537,500
                                                                                ------------
                   Total Preferred Stock (Identified Cost $11,401,587) .......    11,384,265
                                                                                ------------

SHORT TERM INVESTMENT--3.6%

 FACE
AMOUNT             DESCRIPTION                                                    VALUE (a)
--------------------------------------------------------------------------------------------
  $3,828,000       Repurchase Agreement with State Street Bank & Trust Co.
                     dated 12/31/97 at 5.000% to be repurchased at $3,829,063
                     on 1/02/98, collateralized by $3,810,000 U.S. Treasury
                     Bond 5.875% due 1/31/99 valued at $3,909,612 ............  $  3,828,000
                                                                                ------------
                   Total Short Term Investment (Identified Cost $3,828,000) ..     3,828,000
                                                                                ------------
                   Total Investments--98.0% (Identified Cost $99,192,546) (b)    103,057,436

                   Other assets less liabilities .............................     2,082,859
                                                                                ------------
                   Total Net Assets--100% ....................................   105,140,295
                                                                                ============

(a) See Note 1a to the financial statements.
(b) Federal Tax Information:
    At December 31, 1997 the net unrealized appreciation on investments based on cost for federal income tax purposes of $99,349,635 was as follows:
    Aggregate gross unrealized appreciation for all investments in
    which there is an excess of value over tax cost ...................         $  5,299,015
    Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value ...................           (1,591,214)
                                                                                ------------
    Net unrealized appreciation .......................................         $  3,707,801
                                                                                ============

    At December 31, 1997 the Fund had a capital loss carryover of $2,847,461 of which $527,465 expires on December 31, 1998
    $1,300,610 expires on December 31, 1999 and $1,019,386 expires on December 31, 2004. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.
(c) Non-income producing security.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
(e) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
December 31, 1997

ASSETS
  Investments at value ............................             $103,057,436
  Cash ............................................                      538
  Receivable for:
    Fund shares sold ..............................                  503,721
    Securities sold ...............................                      213
    Dividends and interest ........................                2,110,403
  Prepaid registration expense ....................                    4,000
                                                                ------------
                                                                 105,676,311
LIABILITIES
  Payable for:
    Fund shares redeemed .......................... $187,106
    Dividends declared ............................  100,976
  Accrued expenses:
    Management fees ...............................  173,754
    Deferred trustees' fees .......................    6,247
    Accounting and administrative .................    2,211
    Other .........................................   65,722
                                                    --------
                                                                     536,016
                                                                ------------
NET ASSETS ........................................             $105,140,295
                                                                ============
  Net Assets consist of:
    Capital paid in ...............................             $104,191,039
    Undistributed net investment income ...........                   88,914
    Accumulated net realized loss .................               (3,004,548)
    Unrealized appreciation on investments ........                3,864,890
                                                                ------------
NET ASSETS ........................................             $105,140,295
                                                                ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A
   shares ($62,739,391 divided by 6,314,519 shares
   of beneficial interest) ........................                   $ 9.94
                                                                      ======
Offering price per share (100/95.50 of $9.94) .....                   $10.41*
                                                                       =====
Net asset value and offering price of Class B
  shares ($42,400,904 divided by 4,268,816 shares
  of beneficial interest) .........................                   $ 9.93**
                                                                      ======
Identified cost of investments ....................             $ 99,192,546
                                                                ============

 * Based upon single purchases of less than $100,000.
   Reduced sales charges apply for purchases in excess of this amount.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
Year Ended December 31, 1997

INVESTMENT INCOME
  Dividends ......................................                $   812,679
  Interest .......................................                  7,519,729
                                                                  -----------
                                                                    8,332,408
  Expenses
    Management fees ..............................  $  561,521
    Service and distribution fees - Class A ......     127,503
    Service and distribution fees - Class B ......     292,153
    Trustees' fees and expenses ..................      16,843
    Accounting and administrative ................      24,855
    Custodian ....................................      65,688
    Transfer agent ...............................     119,396
    Audit and tax services .......................      36,500
    Legal ........................................      10,779
    Printing .....................................      21,469
    Registration .................................      23,280
    Miscellaneous ................................       8,107
                                                    ----------
  Total expenses .................................                  1,308,094
                                                                  -----------
  Net investment income ..........................                  7,024,314
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Realized gain on:
    Investments - net ............................   1,698,066
  Unrealized appreciation on:
    Investments - net ............................   2,358,716
                                                    ----------
  Net gain on investment transactions ............                  4,056,782
                                                                  -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS .......                $11,081,096
                                                                  ===========

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    YEAR ENDED      YEAR ENDED
                                                   DECEMBER 31,    DECEMBER 31,
                                                       1996            1997
                                                   ------------    ------------
FROM OPERATIONS
  Net investment income .......................... $  4,715,481    $  7,024,314
  Net realized gain (loss) on investments ........   (2,633,373)      1,698,066
  Unrealized appreciation on investments .........    5,306,434       2,358,716
                                                   ------------    ------------
  Increase in net assets from operations .........    7,388,542      11,081,096
                                                   ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ......................................   (3,593,146)     (4,574,797)
    Class B ......................................   (1,122,335)     (2,387,966)
  In excess of net investment income
    Class A ......................................      (24,269)              0
    Class B ......................................      (14,568)              0
                                                   ------------    ------------
                                                     (4,754,318)     (6,962,763)
                                                   ------------    ------------
Increase in net assets derived from capital share
    transactions .................................    8,351,656      40,263,008
                                                   ------------    ------------
Total increase in net assets .....................   10,985,880      44,381,341

NET ASSETS
  Beginning of the year ..........................   49,773,074      60,758,954
                                                   ------------    ------------
  End of the year ................................ $ 60,758,954    $105,140,295
                                                   ============    ============
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
 NET INVESTMENT INCOME
  Beginning of the year .......................... $    (44,018)   $     27,363
                                                   ============    ============
  End of the year ................................ $     27,363    $     88,914
                                                   ============    ============

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                                  CLASS A
                                                    ----------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------------------------
                                                     1993            1994            1995            1996            1997
                                                    ------          ------          ------          ------          ------
Net Asset Value, Beginning of Year ...........      $ 9.46          $10.06          $ 8.89          $ 8.98          $ 9.42
                                                    ------          ------          ------          ------          ------

Income From Investment Operations
Net Investment Income ........................        0.90            0.88            0.88            0.84            0.87
Net Realized and Unrealized Gain (Loss) on
  Investments                                         0.61           (1.19)           0.13            0.44            0.52
                                                    ------          ------          ------          ------          ------
Total From Investment Operations .............        1.51           (0.31)           1.01            1.28            1.39
                                                    ------          ------          ------          ------          ------

Less Distributions
Distributions From Net Investment Income .....       (0.90)          (0.86)          (0.88)          (0.83)          (0.87)
Distributions in Excess of Net Investment
  Income .....................................       (0.01)           0.00           (0.04)          (0.01)           0.00
                                                    ------          ------          ------          ------          ------
Total Distributions ..........................       (0.91)          (0.86)          (0.92)          (0.84)          (0.87)
                                                    ------          ------          ------          ------          ------
Net Asset Value, End of Year .................      $10.06          $ 8.89          $ 8.98          $ 9.42          $ 9.94
                                                    ======          ======          ======          ======          ======
Total Return (%)(b) ..........................        16.5            (3.3)           11.8            14.9            15.4
Ratio of Operating Expenses to Average Net
  Assets (%) (a) .............................        1.54            1.60            1.60            1.53            1.36
Ratio of Net Investment Income to Average Net
  Assets (%) .................................        9.17            9.18            9.71            9.32            9.03
Portfolio Turnover Rate (%) ..................          43              33              30             134              99
Net Assets, End of Year (000) ................     $31,176         $33,673         $39,148         $42,992         $62,739

The Subadviser to the Fund prior to July 1, 1996 was Back Bay Advisors, L.P. Effective July 1, 1996 Loomis, Sayles & Company,
L.P. became the subadviser to the Fund.
(a) The ratio of operating expenses to average
    net assets without giving effect to
    voluntary expense limitations described in
    Note 4 to the Financial Statements would
    have been (%) ............................        2.00            1.83            1.72            1.69              --
(b) A sales charge is not reflected in total return calculations.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS - CONTINUED
--------------------------------------------------------------------------------


                                                                           CLASS B
                                     ---------------------------------------------------------------------------------------------
                                     SEPTEMBER 20,(a)
                                          THROUGH              YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                       DECEMBER 31,           DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                           1993                   1994              1995              1996              1997
                                     ---------------        ----------------  ----------------  ----------------  ----------------
Net Asset Value, Beginning of
  Period                                      $ 9.87             $10.06            $ 8.88            $ 8.98            $ 9.42
                                              ------             ------            ------            ------            ------
Income From Investment Operations
Net Investment Income ........                  0.23               0.79              0.83              0.79              0.80
Net Realized and Unrealized
  Gain (Loss) on Investments .                  0.20              (1.18)             0.13              0.42              0.51
                                              ------             ------            ------            ------            ------
Total From Investment
  Operations .................                  0.43              (0.39)             0.96              1.21              1.31
                                              ------             ------            ------            ------            ------
Less Distributions
Distributions From Net
  Investment Income ..........                 (0.23)             (0.78)            (0.81)            (0.76)            (0.80)
Distributions in Excess of Net
  Investment Income ..........                 (0.01)             (0.01)            (0.05)            (0.01)             0.00
                                              ------             ------            ------            ------            ------
Total Distributions ..........                 (0.24)             (0.79)            (0.86)            (0.77)            (0.80)
                                              ------             ------            ------            ------            ------
Net Asset Value, End of Period                $10.06             $ 8.88            $ 8.98            $ 9.42            $ 9.93
                                              ======             ======            ======            ======            ======
Total Return (%) (c) .........                   4.4               (4.0)             11.2              14.1              14.4
Ratio of Operating Expenses to
Average Net Assets (%) (b) ...                  2.25(d)            2.25              2.25              2.19              2.11
Ratio of Net Investment Income
  to Average Net Assets (%) ..                  7.66(d)            8.53              8.96              8.33              8.28
Portfolio Turnover Rate (%) ..                    43(d)              33                30               134                99
Net Assets, End of Period
  (000) ......................                $1,232             $5,233           $10,625           $17,767           $42,401
The Subadviser to the Fund prior to July 1, 1996 was Back Bay Advisors, L.P. Effective July 1, 1996 Loomis, Sayles & Company,
L.P. became the subadviser to the Fund.
(a) Commencement of operations.
(b) The ratio of operating
    expenses to average net
    assets without giving
    effect to voluntary
    expense limitations
    described in Note 4 to the
    Financial Statements would
    have been (%) ............                  2.53               2.48              2.37              2.35                --
(c) A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.
(d) Computed on an annualized basis.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1997

1. The Fund is a series of New England Funds Trust II, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Declaration of Trust permits the trustees to issue an unlimited number of shares of the Trust in multiple series (each series of shares a "Fund").

The Fund offers both Class A and Class B shares. The Fund commenced its public offering of Class B shares on September 20, 1993. Class A shares are sold with a maximum front end sales charge of 4.50%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Expenses of the Fund are borne pro-rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service, selected by the Fund's adviser as authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser, New England Funds Management L.P., and the subadviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record at the time and are paid monthly.

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to the expiration of capital loss carryforwards. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid in capital.

E. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. PURCHASES AND SALES OF SECURITIES (excluding short-term investments) for the year ended December 31, 1997 were $110,099,734 and $75,096,793 respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 0.70% of the first $200 million of the Fund's average daily net assets and 0.65% of such assets in excess of $200 million. NEFM pays the Fund's investment subadviser, Loomis, Sayles & Company L.P. ("Loomis Sayles") at the rate of 0.35% of the first $200 million of the Fund's average daily net assets and 0.30% of such assets in excess of $200 million of the Fund's average daily net assets.

Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Loomis Sayles are wholly owned subsidiaries of New England Investment Companies, L.P. ("NEIC"), which is a subsidiary of Metropolitan Life Insurance Company ("MetLife"). Fees earned by NEFM and Loomis, Sayles & Company, L.P. under the management agreements in effect during the year ended December 31, 1997 are as follows:

FEES EARNED(a)
--------------
$280,761                    New England Funds Management, L.P.
$280,760                    Loomis, Sayles & Company, L.P.

(a) Before reduction pursuant to voluntary expense limitations. See note 4.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of NEIC and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, and financial reporting functions and related clerical functions relating to the Fund, and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1997 these expenses amounted to $24,855 and are shown separately in the financial statements as accounting and administrative.

C. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plan relating to the Fund's Class B shares (the "Class B Plan").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1997, the Fund paid New England Funds $127,503 in fees under the Class A Plan.

Under the Class B Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1997, the Fund paid New England Funds $73,038 in service fees under the Class B Plan.

Also under the Class B Plan, the Fund pays New England Funds a monthly distribution fee at the annual rate of up to 0.75% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B shares. For the year ended December 31, 1997, the Fund paid New England Funds $219,115 in distribution fees under the Class B Plan.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the year ended December 31, 1997 amounted to $557,479.

D. TRANSFER AGENT FEES. New England Funds is the transfer and shareholder servicing agent to the Fund. For the year ended December 31, 1997, the Fund paid New England Funds $78,175 as compensation for its services in that capacity. For the year ended December 31, 1997, the Fund received $1,567 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, NEIC or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

Annual Retainer                                       $1,414
Meeting Fee                                           $109/meeting
Committee Meeting Fee                                 $65/meeting
Committee Chairman Retainer                           $26/year

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have had, had it been invested in the Fund on the normal payment date.

4. EXPENSE LIMITATIONS. Effective July 1, 1996 NEFM and Loomis Sayles voluntarily reduced management fees to limit expenses to 1.40% of the Fund's Class A average daily net assets and 2.15% of the Funds Class B average daily net assets. Loomis Sayles agreed to waive 50% of the subadvisory fees payable to Loomis Sayles by NEFM until June 30, 1997. As a result, during the year ended December 31, 1997, Loomis Sayles reduced its subadvisory fee, payable to Loomis Sayles by NEFM, by $59,528.

5. CONCENTRATION OF CREDIT; LOWER RATED SECURITIES. The Fund invests in securities offering high current income which generally will be rated below investment grade by recognized rating agencies. Certain of these lower rated securities are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations and generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for lower rated securities may be less liquid than the market for higher-rated securities.

6. CAPITAL SHARES. At December 31, 1997 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class B capital stock. Transactions in capital shares were as follows:

                                                    YEAR ENDED                         YEAR ENDED
                                                   DECEMBER 31,                       DECEMBER 31,
                                                       1996                               1997
                                         --------------------------------  --------------------------------
CLASS A                                      SHARES            AMOUNT           SHARES           AMOUNT
-------                                  --------------   ---------------   -------------   ---------------
Shares sold ...........................       1,180,703       $10,845,790       2,709,896       $26,327,240
Shares issued in connection with the
 reinvestment of:
  Distributions from net investment
    income ............................         271,485         2,481,709         319,480         3,105,107
                                             ----------       -----------      ----------       -----------
                                              1,452,188        13,327,499       3,029,376        29,432,347
Shares repurchased ....................      (1,246,613)      (11,384,029)     (1,278,693)      (12,385,135)
                                             ----------       -----------      ----------       -----------
Net increase  .........................         205,575         1,943,470       1,750,683        17,047,212
                                             ----------       -----------      ----------       -----------

                                                    YEAR ENDED                         YEAR ENDED
                                                   DECEMBER 31,                       DECEMBER 31,
                                                       1996                               1997
                                         ---------------------------------  --------------------------------
CLASS B                                      SHARES            AMOUNT           SHARES           AMOUNT
----                                     --------------   ---------------   -------------   ---------------
Shares sold ...........................         918,809        $8,381,978       2,686,351       $26,155,636
Shares issued in connection with the
  reinvestment of:
  Distributions from net investment
    income ............................          45,192           413,258          99,615           971,640
                                             ----------       -----------      ----------       -----------
                                                964,001         8,795,236       2,785,966        27,127,276
Shares repurchased ....................        (261,493)       (2,387,050)       (403,524)       (3,911,480)
                                             ----------       -----------      ----------       -----------
Net increase  .........................         702,508         6,408,186       2,382,442        23,215,796
                                             ----------       -----------      ----------       -----------
Increase derived from capital shares
  transactions ........................         908,083        $8,351,656       4,133,125       $40,263,008
                                             ==========       ===========      ==========       ===========

-------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Trustees of New England Funds Trust II and Shareholders of
NEW ENGLAND HIGH INCOME FUND.

In our opinion, the accompanying statement of assets & liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New England High Income Fund ("the Fund"), a series of New England Funds Trust II, at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit which included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above. The statement of changes in net assets for the period ended December 31, 1996 and the financial highlights for each of the periods then ended were audited by other independent accountants whose report dated February 10, 1997 expressed an unqualified opinion on those statements.

PRICE WATERHOUSE LLP

Boston, Massachusetts
February 12, 1998

-------------------------------------------------------------------------------

                              NEW ENGLAND FUNDS

Supplement dated March 1, 1998 to the New England Bond Funds Prospectus for Class A, B and C shares dated May 1, 1997 (as supplemented May 28, 1997, July 28, 1997, November 17, 1997 and January 1, 1998);

FOR BOND FUNDS PROSPECTUS FOR CLASS A, B AND C SHARES ONLY:

Effective March 1, 1998, New England High Income Fund offers Class C shares to the general public in addition to Class A and Class B shares. Therefore, the following tables supplement "Annual fund operating expenses" and "Example" in the "Schedule of Fees" section:

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
                                                             NEW ENGLAND HIGH
                                                              INCOME FUND****
                                                             ----------------
                                                                 CLASS C
                                                                 -------
Management Fees (in the case of New England High Income
  Fund, after voluntary fee waiver and expense reduction) ..     0.45%***
12b-1 Fees .................................................     1.00%*
Other Expenses .............................................     0.70%
Total Fund Operating Expenses (in the case of New England
  High Income Fund, after voluntary fee waiver and expense
  reduction) ...............................................     2.15%***
------------
   * Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.
 *** Without the voluntary fee waiver and expense reduction by the Fund's adviser, Management Fees would be 0.74% for all classes and Total Fund Operating Expenses would be 1.69% for Class A shares, 2.44% for Class B shares and 2.44% for Class C shares. These voluntary limitations can be terminated by the Fund's adviser at any time. See "Fund Management."
**** The expense information contained in this table and its footnotes for New
     England High Income Fund has been restated to reflect fees and expenses currently in effect for this Fund.

EXAMPLE
You would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) unless otherwise noted, redemption at period end. The 5% return and expenses in the Example should not be considered indicative of actual or expected Fund performance or expenses, both of which may be more or less than those shown.
                                                             NEW ENGLAND HIGH
                                                                INCOME FUND
                                                             ----------------
                                                                 CLASS C
                                                                 -------

1 year .....................................................       $ 22(2)
3 years ....................................................       $ 67
5 years ....................................................       $115
10 years* ..................................................       $248
------------
* Class B shares automatically convert to Class A shares after 8 years; therefore, Class B amounts are calculated using Class A expenses in years 9 and 10.

In addition, the disclosure that follows for all Funds offering Class C shares applies to New England High Income Fund.

THE REMAINDER OF THIS SUPPLEMENT APPLIES TO ALL FUNDS OFFERING CLASS C SHARES:

The cover page of each Prospectus is revised to reflect:

o While no initial sales charge applies to Class B or Class C share purchases, a contingent deferred sales charge (a "CDSC") is imposed upon certain redemptions of Class B and Class C shares.

o New England Funds Trust I, New England Funds Trust II and New England Funds Trust III are referred to in the Prospectus as the "Trusts."

THE SHAREHOLDER TRANSACTION EXPENSES CHART FOR CLASS C SHARES APPEARING IN THE "SCHEDULE OF FEES" SECTION IS REVISED WITH RESPECT TO CLASS C SHARES TO READ AS FOLLOWS:

                                                                 CLASS C
                                                                 -------

Maximum Initial Sales Charge Imposed on a Purchase (as a
  percentage of offering price)(2) .........................       None
Maximum Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as
  applicable)(2) .                                                1.00%

(2) Does not apply to reinvested distributions.

In the tables that appear under "Example" in the "Schedule of Fees" section, the expense amounts in the Prospectus for Class C shares for the 1 Year period assume no redemption. If shares are redeemed at period end, expense amounts for each Fund would be as follows: New England High Income Fund, $32; New England Limited Term U.S. Government Fund, $29; New England Strategic Income Fund, $31; and New England Bond Income Fund, $28.

THE SECTION ENTITLED "BUYING FUND SHARES--SALES CHARGES--CLASS C SHARES" IS REVISED TO READ AS FOLLOWS:

Class C shares are offered at net asset value, without an initial sales charge, are subject to a 0.25% annual service fee and a 0.75% annual distribution fee, are subject to a CDSC of 1.00% on redemptions made within one year from the date of purchase and do not convert into another class.

The Distributor pays to investment dealers at the time of sale a sales commission of 1.00% of the sales price of Class C shares sold by such investment dealer. The Distributor will retain the service and distribution fees assessed against Class C shares in the first year of investment, and the entire amount of the CDSC paid by Class C shareholders upon redemption in the first year, in order to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares, and to reimburse the Distributor, in whole or in part, for the commissions paid (and related financing costs) to investment dealers at the time of a sale of Class C shares. Unlike Class B shares, there are no conversion features associated with Class C shares; therefore, if Class C shares are held for more than eight years Class C shareholders will thereafter be subject to higher distribution fees than shareholders of other classes.

The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another series of the Trusts. If an exchange is made to Class C shares of a Money Market Fund, then the one-year holding period for purposes of determining the expiration of the CDSC will stop and resumes only when an exchange is made back into Class C shares of a series of the Trusts. If the Money Market Fund shares are redeemed rather than exchanged back into a series of the Trusts, then the CDSC applies to the redemption. For purposes of the CDSC, it is assumed that the shares held longest are the first to be redeemed.

The CDSC on Class C shares is not imposed on shares purchased prior to March 1, 1998.

The CDSC will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares of the same Fund purchased with reinvested dividends or capital gain distributions. The first year of purchase ends one year after the day on which the purchase was accepted.

The CDSC is deducted from the proceeds of the redemption, not the amount remaining in the account, unless otherwise requested. The CDSC may be eliminated for certain persons and organizations. See "Sales Charges--General" below.

THE SECTION ENTITLED "OWNING FUND SHARES--EXCHANGING AMONG NEW ENGLAND FUNDS-- CLASS C SHARES" IS REVISED TO READ AS FOLLOWS:

You may exchange Class C shares of any series of the Trusts for Class C shares of any other series of the Trusts which offers Class C shares or for Class C shares of New England Cash Management Trust - Money Market Series. Such exchanges will be made at the next-determined net asset value of the shares.

IN THE SECTION ENTITLED "FUND DETAILS--PERFORMANCE CRITERIA," THE THIRD SENTENCE IN THE FIRST PARAGRAPH IS REVISED TO READ AS FOLLOWS:

Total return is measured by comparing the value of a hypothetical $1,000 investment in a class at the beginning of the relevant period to the value of the investment at the end of the period (assuming deduction of the current maximum sales charge on Class A shares, automatic reinvestment of all dividends and capital gains distributions and, in the case of Class B and C shares, imposition of the CDSC relevant to the period quoted).

--------------------------------------------------------------------------------
                                New England Funds
--------------------------------------------------------------------------------

                                  Stock Funds
                              Star Small Cap Fund
                                  Growth Fund
                               Star Advisers Fund
                              Capital Growth Fund

                           Growth Opportunities Fund
                                   Value Fund
                               Equity Income Fund
                                  Balanced Fund

                            International Stock Funds
                            International Equity Fund
                               Star Worldwide Fund

                                   Bond Funds
                                High Income Fund
                              Strategic Income Fund
                                Bond Income Fund
                           Government Securities Fund
                       Limited Term U.S. Government Fund
                      Adjustable Rate U.S. Government Fund

                                Tax Exempt Funds
                             Municipal Income Fund
                       Massachusetts Tax Free Income Fund
                 Intermediate Term Tax Free Fund of California
                  Intermediate Term Tax Free Fund of New York

                               Money Market Funds
                   Cash Management Trust, Money Market Series
                         Tax Exempt Money Market Trust

                   To learn more, and for a free prospectus,
                     contact your financial representative.

              Visit our World Wide Web site at www.mutualfunds.com

                      New England Funds, L.P., Distributor
                              399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.
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              399 Boylston Street

             Boston, Massachusetts

                    02116
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                  MUTUAL FUND
                 SERVICE AWARD
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                    DALBAR
             HONORS COMMITMENT TO:
                  INVESTORS
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              1995 o 1996 o 1997

                 HP56-1297

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